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                                                                                                      Exhibit 99.1




                                                  Lincoln Bancorp
                                                Unaudited Pro Forma
                                               Combined Balance Sheet
                                                   March 31, 2004

                                                         Lincoln       First Shares       Pro Forma       Pro Forma
                                                         Bancorp       Bancorp, Inc.     Adjustments       Combined
---------------------------------------------------------------------------------------------------------------------
Assets
     Cash and cash equivalents                          $   6,662      $    8,997        $ (17,336)(a)      $ 2,994
                                                                                              (329)(m)
                                                                                             5,000 (i)
     Investment securities
         Available for sale                                88,650          38,677                           127,327
         Held to maturity                                   1,720                                             1,720
                                                        -----------------------------------------------------------
           Total investment securities                     90,370          38,677                0          129,047
     Loans held for sale                                    1,577           1,582                             3,159
     Loans, net of allowance for loan losses              440,345         134,092             (682)(n)      573,755
     Premises and equipment                                 8,079           3,180                            11,259
     FHLB stock, at cost                                    9,386             705                            10,091
     Goodwill                                               1,564                           21,521 (f)       23,085
     Core deposit intangible                                  611              21            3,759 (p)        4,370
                                                                                               (21)(q)
     Cash value of life insurance                          12,644           4,594                            17,238
     Other assets                                           9,119           3,166             (518)(g)       11,189
                                                                                               (76)(j)
                                                                                              (502)(o)
                                                        -----------------------------------------------------------
           Total assets                                 $ 580,357      $  195,014          $10,816        $ 786,187
                                                        ===========================================================

Liabilities
     Deposits                                           $ 321,672      $  167,754          $   825 (n)    $ 490,251
     Borrowings                                           171,701          16,222           (4,780)(g)      188,259
                                                                                             5,000 (i)
                                                                                               116 (n)
     Other liabilities                                      6,627             828              660 (l)        8,479
                                                                                               364 (k)
                                                        -----------------------------------------------------------
           Total liabilities                              500,000         184,804            2,185          686,989
                                                        -----------------------------------------------------------

Shareholders' Equity
     Common stock, without par value                    $  43,465      $       16         $ 18,136 (b)     $ 62,306
                                                                                              (100)(c)
                                                                                               (16)(e)
                                                                                               805 (d)
     Additional paid-in capital                                             5,788           (5,788)(e)            0
     Retained earnings                                     40,893           4,449           (4,449)(e)       40,893
     Accumulated other comprehensive income                   431             (43)              43 (e)          431
     Unearned recognition and retention plan shares          (759)                                             (759)
     Unearned ESOP shares                                  (3,673)                                           (3,673)
                                                        -----------------------------------------------------------
           Total shareholders' equity                      80,357          10,210            8,631           99,198
                                                        -----------------------------------------------------------

           Total liabilities and shareholders' equity   $ 580,357      $  195,014         $ 10,816        $ 786,187
                                                        ===========================================================
-----------------------
Footnotes on page 4


                                                        1
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                                                  Lincoln Bancop
                                                Unaudited Pro Forma
                                           Combined Statement of Income

                                                                         For the Three Months Ended
                                                                               March 31, 2004
                                                       --------------------------------------------------------------
                                                         Lincoln       First Shares       Pro Forma       Pro Forma
                                                         Bancorp       Bancorp, Inc.     Adjustments       Combined
---------------------------------------------------------------------------------------------------------------------
                                                                            (Dollars in Thousands)
Interest Income
     Loans, including fees                              $   6,669      $    2,151         $     68 (r)    $   8,888
     Investment securities                                    693             367                             1,060
     Deposits with financial institutions                      17               7                                24
     Dividends                                                117                                               117
                                                        -----------------------------------------------------------
           Total interest income                            7,496           2,525               68           10,089
                                                        -----------------------------------------------------------

Interest Expense
     Deposits                                               1,433             674             (138)(s)        1,969
     Borrowings                                             2,034             189               42 (w)        2,142
                                                                                                (7)(t)
                                                                                              (116)(x)
                                                        -----------------------------------------------------------
           Total interest expense                           3,467             863             (219)           4,111
                                                        -----------------------------------------------------------

Net Interest Income                                         4,029           1,662              287            5,978
     Provision for loan losses                                200              45                               245
                                                        -----------------------------------------------------------

Net Interest Income After Provision
    for Loan Losses                                         3,829           1,617              287            5,733
                                                        -----------------------------------------------------------

Other Income
     Service charges on deposit accounts                      214             121                               335
     Net gains on sales of loans                               70             222                               292
     Net realized losses on sales of available
         for sale securities                                                    8                                 8
     Increase in cash value of life insurance                 137              50                               187
     Other income                                             250              48                               298
                                                        -----------------------------------------------------------
           Total other income                                 671             449                0            1,120
                                                        -----------------------------------------------------------

Other Expenses
     Salaries and employee benefits                         1,854           1,860                             3,714
     Net occupancy expenses                                   237             144                               381
     Equipment expenses                                       186              98                               284
     Data processing fees                                     361              19                               380
     Amortization of core deposit intangible                   23              11              169 (u)          192
                                                                                               (11)(v)
     Other expenses                                           780             412                             1,192
                                                        -----------------------------------------------------------
           Total other expense                              3,441           2,544              158            6,143
                                                        -----------------------------------------------------------

Income Before Income Tax                                    1,059            (478)             129              710
     Income tax expense                                       247            (262)              51 (y)           36
                                                        -----------------------------------------------------------

Net Income                                              $     812      $     (216)        $     78        $     674
                                                        ===========================================================

Basic Earnings per Share                                $    0.21      $    (0.13)                        $    0.14
Diluted Earnings per Share                              $    0.20      $    (0.13)                        $    0.14

Weighted Average Shares Outstanding
     Basic                                              3,950,280       1,608,255                         4,828,778
     Diluted                                            4,110,234       1,608,255                         4,981,364

---------------------
Footnotes on page 4

                                                  Lincoln Bancop
                                                Unaudited Pro Forma
                                           Combined Statement of Income

                                                                             For the Year Ended
                                                                              December 31, 2003
                                                       --------------------------------------------------------------
                                                         Lincoln       First Shares       Pro Forma       Pro Forma
                                                         Bancorp       Bancorp, Inc.     Adjustments       Combined
---------------------------------------------------------------------------------------------------------------------
                                                                            (Dollars in Thousands)
Interest Income
     Loans, including fees                              $  25,742      $    8,318         $    273 (r)    $  34,333
     Investment securities                                  3,782           1,383                             5,165
     Deposits with financial institutions                     145              17                               162
     Dividends                                                459                                               459
                                                        -----------------------------------------------------------
           Total interest income                           30,128           9,718              273           40,119
                                                        -----------------------------------------------------------

Interest Expense
     Deposits                                               6,406           2,758             (550)(s)        8,614
     Borrowings                                             8,068             782              168 (w)        8,507
                                                                                               (29)(t)
                                                                                              (482)(x)
                                                        -----------------------------------------------------------
           Total interest expense                          14,474           3,540             (893)          17,121
                                                        -----------------------------------------------------------

Net Interest Income                                        15,654           6,178            1,166           22,998
     Provision for loan losses                                753             875                             1,628
                                                        -----------------------------------------------------------

Net Interest Income After Provision
    for Loan Losses                                        14,901           5,303            1,166           21,370
                                                        -----------------------------------------------------------

Other Income
     Service charges on deposit accounts                      877             453                             1,330
     Net gains on sales of loans                              794           1,315                             2,109
     Net realized losses on sales of available
         for sale securities                                  (35)            298                               263
     Increase in cash value of life insurance                 601             118                               719
     Other income                                           1,194             183                             1,377
                                                        -----------------------------------------------------------
           Total other income                               3,431           2,367                0            5,798
                                                        -----------------------------------------------------------

Other Expenses
     Salaries and employee benefits                         7,194           4,152                            11,346
     Net occupancy expenses                                   834             479                             1,313
     Equipment expenses                                       902             355                             1,257
     Data processing fees                                   1,347             124                             1,471
     Mortgage servicing rights expense                         61                                                61
     Amortization of core deposit intangible                   94              43              677 (u)          771
                                                                                               (43)(v)
     Other expenses                                         3,136           1,524                             4,660
                                                        -----------------------------------------------------------
           Total other expense                             13,568           6,677              634           20,879
                                                        -----------------------------------------------------------

Income Before Income Tax                                    4,764             993              532            6,289
     Income tax expense                                     1,175             240              211 (y)        1,626
                                                        -----------------------------------------------------------

Net Income                                              $   3,589      $      753         $    321        $   4,663
                                                        ===========================================================

Basic Earnings per Share                                $    0.91      $     0.48                         $    0.97
Diluted Earnings per Share                              $    0.88      $     0.43                         $    0.93

Weighted Average Shares Outstanding
     Basic                                              3,943,903       1,582,528                         4,822,401
     Diluted                                            4,090,443       2,402,418                         5,008,686

----------------------
Footnotes on page 4

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(a)  To record cash payment to FSB shareholders.
(b) To reflect the issuance of 878,498 shares of Lincoln common stock at $20.644 per share.
(c)  To record estimated registration costs of $100,000.
(d)  To record the fair value of stock options issued.
(e)  To eliminate FSB shareholders' equity.
(f) To record the excess of the purchase price over the estimated fair value of the net assets acquired. The purchase price allocation are summarized as follows:

     Common stock                                                       $18,136
     Cash to holders of FSB common stock                                 17,336
     Cash to holders of FSB stock options not acquired                      329
     Tax benefit on payout of stock options not acquried                   (131)
     Fair value of FSB options acquired                                     805
     Costs of registration                                                 (100)
     Acquistion expenses                                                    440
                                                                        -------
           Total purchase price                                          36,815
                                                                        -------
     Allocated to:
     Historical book value of FSB's assets and liabilities               10,210
     Adjustments:
       Accrual of FSB professional fees                                    (660)
       Exercise of stock purchase contracts                               4,780
       Elimination of debt issuance costs on convertible debentures        (518)
       Accrual of termination payments                                        0
       Write-off of FSB core deposit intangible                             (21)
       Tax benefit on above adjustments (excluding non-deductible
         professional fees                                                  213
                                                                        -------
           Adjusted book value of First Shares Bancorp Inc.'s
             assets and liabilities                                      14,004

     To adjust FSB assets and liabilities to fair value:
       Loans                                                               (682)
       Deposits                                                            (825)
       Borrowings                                                          (116)
       Core deposit intangible                                            3,759
       Deferred taxes                                                      (846)
                                                                        -------
           Total allocation of purchase price                            15,294
                                                                        -------

     Excess of purchase price over allocation to identifiable
       assets and liabilities                                           $21,521
                                                                        =======

(g) To record the exercise of stock purchase contracts related to the conversion of debentures.
(h)  To eliminate FSB unamortized debt issuance costs.
(i) To record borrowings of $5.0 million to fund cash payment to holders of FSB stock.
(j)  To eliminate acquistion expenses capitalized by Lincoln.
(k)  To accrue Lincoln's estimated remaining acquisition expenses.
(l)  To accrue FSB professional fees.
(m)  To record payment of stock options not exercised.
(n) To adjust interest-earning assets and interest-bearing liabilities of FSB to estimated fair value.
(o) To record deferred taxes on purchase accounting adjustments at Lincoln's statutory rate of 39.61%.
(p)  To record core deposit intangible.
(q)  To write-off FSB core deposit intangible.
(r) To record amortization of the fair value adjustment of loans using a method that approximates the effective interest method over five years.
(s) To record amortization of the fair value adjustment of deposits over three years.
(t) To record amortization of the fair value adjustment of Federal Home Loan Bank advances over 6 years.
(u) To record amortization of the core deposit intangible using the 150% declining balance method over 8.3 years.
(v)  To eliminate amortization of FSB core deposit intangible.
(w)  To record interest expense on borrowings of $5.0 million.
(x)  To eliminate interest expense on convertible debentures.
(y)  To record the impact of taxes at 39.61%.

                                       4